Exhibit 99.3

AMENDED AND RESTATED ROYALTY GRANT

          This Amended and Restated Royalty Grant (this "Grant") is made and entered into as of January 18, 2005, by Minera Los Tapados S.A., a Peruvian Sociedad Anonima ("Grantor"), Solitario Resources Corporation, a Colorado Corporation ("Grantee"). Grantor and Grantee sometimes are referred to in this Grant collectively as the "Parties" and individually as a "Party."

Recitals

          A.     Pursuant to the Stock Purchase Agreement dated February 2, 2000, as amended by the First Amendment to Stock Purchase Agreement dated April 26, 2000 (the "First Amendment") and Second Amendment to Stock Purchase Agreement dated September 1, 2000 (as so amended, the "Stock Purchase Agreement"), between Newmont Peru Limited, a Delaware corporation and the sole shareholder of Grantor, and Solitario Resources Corporation, as amended, Grantor granted to Grantee a royalty (the "Solitario Royalty") on the production of gold, silver, and copper from the properties described on the attached Exhibit A (the "Royalty Properties"), by two separate Royalty Grants dated November 22, 2000 (the "Original Grants").

          B.     By separate conveyances dated February 2, 2001, Grantor conveyed that portion of the Royalty Properties described in Exhibit B (the Yanacocha Royalty Property") to Minera Yanacocha S.R.L., a Peruvian Sociedad de Responsibilidad Limitada ("Yanacocha"), and that portion of the Royalty Properties described on Exhibit C (the "Chaupiloma Royalty Property") to Chaupiloma Dos de Cajamarca, S.R.L, a Peruvian Sociedad de Responsibilidad Limitada ("Chaupiloma") and reserved royalties against the Yanacocha Royalty Property and the Chaupiloma Royalty Property that are equivalent to the Solitario Royalty.

          C.     In accordance with Section 1.1 of the First Amendment, and pursuant to a private agreement, Grantor has obtained the concessions named San Pablo 20 and 21, which cover the lands previously covered by concessions named Ana Gabrielle 48 and 49. However, as of the date of this Grant the conveyance of the San Pablo 20 and 21 concessions to Grantor has not yet been registered in the public registry and, as a result, Grantor has not yet conveyed such concessions to Yanacocha in accordance with a private agreement between Grantor and Yanacocha.

          D.     Grantor and Grantee desire to amend and restate both of the Original Grants in their entirety, and provide for the San Pablo 20 and 21 concessions to become Royalty Properties and Yanacocha Royalty Property upon the registry of the conveyance thereof to Grantor, and the conveyance thereof by Grantor to Yanacocha, respectively.

Agreements

          Accordingly, in consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which are acknowledged, the Parties agree that the Original Grants are amended and restated in their entirety as follows:

1.          Royalty Grant. Subject to the terms and conditions set forth in this Grant, Grantor hereby grants to Grantee a royalty on production of gold, silver and copper from the Royalty Properties, equal to the Applicable Percentage of Net Smelter Returns, on the following terms and conditions (the "Royalty"):

          (a)     Net Smelter Returns shall be calculated for each calendar quarter in which Net Smelter Returns are realized, and such Royalty payments as are due to Grantee shall be made within thirty days following the end of the calendar quarter in which the Net Smelter Returns are realized. Payment may be made by check sent to Grantee certified mail, return receipt requested, or by wire transfer to an account designated by Grantee. All payments shall be accompanied by a statement summarizing the computation of Net Smelter Returns and any deductions made by Grantor.

          (b)     Royalty payments for each quarter shall be provisional and subject to adjustment at the end of Grantor's accounting year. If no written objection is made by Grantee to the correctness of a Royalty payment or its accompanying statement within one year from the date of such payment, such statement shall be conclusively deemed to be correct and such Royalty payment sufficient and complete, and no exception or claim for adjustment shall thereafter be permitted.

          (c)     "Net Smelter Returns," in the case of gold and silver ("Precious Metals"), shall mean the amount determined by multiplying (i) the gross number of troy ounces of Precious Metals contained in the production by or for the account of Grantor from the Royalty Properties ("Quarterly Production") delivered to the smelter, refiner, processor, purchaser or other recipient of such production (collectively, "Payor") during the applicable calendar quarter, by (ii) for gold, the average of the London Bullion Market, Afternoon Fix, spot prices for the applicable calendar quarter (the "Applicable Spot Price"), and (iii) for silver, the average of the New York Commodities Exchange final spot prices, for the applicable calendar quarter, and subtracting only the Deductions from the product of (i) and (ii), or of (i) and (iii), as applicable. "Net Smelter Returns," in the case of copper, shall mean the amount determined by multiplying (X) the gross amount of copper contained in the Quarterly Production delivered to the Payor during the applicable calendar quarter by (Y) the average of the New York Commodities Exchange final daily spot prices for the applicable calendar quarter (the "Applicable Copper Price"), and subtracting from the product of (X) and (Y) only the Deductions. The amount determined pursuant to clauses (ii), (iii) or (Y) shall be determined in each case without regard to any hedging transactions, forward sales or similar transactions that Grantor or any affiliate of Grantor may have entered into.

          (d)     "Deductions" shall mean:

                    (i)     Custom smelting costs, treatment charges and penalties, including but not limited to metal losses, penalties for impurities and charges or deductions for refining, selling, and transportation from smelter to refinery and from refinery to market; provided, however, in the case of leaching operations, all processing and recovery costs incurred by Grantor beyond the point at which the metal being treated becomes doré shall be considered as treatment charges (it being agreed and understood, however, that such processing and recovery costs shall not include the cost of mining, crushing, dump preparation, distribution of leach solutions or other mining and preparation costs up to the point at which the metal becomes doré; and

                    (ii)     Cost of transporting mineral product from the concentrator to a smelter or other place of treatment; and

                    (iii)     Production taxes, severance taxes and sales, privilege and other taxes measured by production or the value of production, but excluding any taxes upon the net income of the Company from the Royalty Properties or otherwise.

          (e)     "Applicable Percentage" shall mean:

                    (i)     For gold recovered by heap leach processing, the lesser of (A) the Base Rate (defined below) and (B) the percentage, that when combined with the amount of any royalty or similar charge required to be paid to any Peruvian governmental authority or agency, excluding taxes ("Peruvian Royalties"), is equivalent to (1) 5.75 percent if the Applicable Spot Price of gold is greater than $500 per ounce, or (2) otherwise, 5.25 percent.

                    (ii)     For gold recovered as doré in a non-flotation mill, the lesser of (A) Base Rate and (B) the percentage that, when combined with the amount of any Peruvian Royalties, is equivalent to (1) 5 percent if the Applicable Spot Price of gold is greater than $500 per ounce, or (2) otherwise, 4.5 percent.

                    (iii)     For gold recovered in a concentrate producing, copper-gold flotation mill, the lesser of (A) Base Rate and (B) the percentage that, when combined with the amount of any Peruvian Royalties, is equivalent to (1) 4 percent if the Applicable Spot Price of gold is greater than $500 per ounce and the Applicable Copper Price (as adjusted by a percentage equal to the cumulative percentage change in the U.S Department of Labor Producer Price Index For All Commodities from September, 2004 to the last month of the calendar quarter for which such Applicable Percentage is being used to calculate Net Smelter Returns) is greater than $1.50 per pound, and (2) otherwise, 3.5 percent.

                    (iv)     For copper, the lesser of (A) 2 percent and (B) the percentage that, when combined with the amount of any Peruvian Royalties, is equivalent to (1) 4 percent if the Applicable Copper Price (as adjusted by a percentage equal to the cumulative percentage change in the U.S Department of Labor Producer Price Index For All Commodities from September, 2004 to the last month of the calendar quarter for which such Applicable Percentage is being used to calculate Net Smelter Returns) is greater than $1.50 per pound, and (2) otherwise, 3.5 percent.

                    (v)     For silver, the lesser of (A) 3 percent and (B) the percentage that, when combined with the amount of any Peruvian Royalties, is equivalent to (1) 5 percent if the Applicable Spot Price of gold is greater than $500 per ounce, and (2) otherwise, 4.5 percent.

          (f)     "Base Rate" means: (i) 2 percent if the Applicable Spot Price of gold is less than $320 per ounce; (ii) 3 percent if the Applicable Spot Price of gold is equal to or greater than $320 per ounce but less than $360 per ounce; (iii) 4 percent if the Applicable Spot Price of gold is equal to or greater than $360 per ounce but less than $400 per ounce; and (iv) 5 percent if the Applicable Spot Price of gold is equal to or greater than $400 per ounce.

1.          Work Commitment.

          (a)     Grantor shall cause Yanacocha and/or Chaupiloma to spend at least US$4 million in aggregate on Exploration Expenditures (defined below) on the Royalty Property in accordance with the following schedule (the "Work Commitment"). Either or both of Yanacocha and/or Chaupiloma may be involved in satisfying the Work Commitment, and the expenditures of each shall be aggregated to satisfy the Work Commitment.

                    (i)     from January 1, 2005 through December 31, 2006, US$1 million, for a cumulative total of US$1,000,000;

                    (ii)     from January 1, 2007 through December 31, 2008, US$1 million, for a cumulative total of US$2 million;

                    (iii)     from January 1, 2009 through December 31, 2010, US$1 million, for a cumulative total of US$3 million; and

                    (iv)     from January 1, 2011 through December 31, 2012, US$1 million, for a cumulative total of US$4 million.

          Exploration Expenditures incurred in any such period in excess of those required to be incurred in that period shall be applied against subsequent periods. If the Work Commitment for any such period is not fully satisfied, Grantor shall pay to Grantee an amount equal to the amount by which the Work Commitment was not satisfied, within 60 days following the end of such period; each such payment shall constitute Exploration Expenditures. The time periods for completing Exploration Expenditures shall be extended to the extent of any delays created by an event of Force Majeure. "Force Majeure" means any matter (whether foreseeable or unforeseeable) beyond a party's reasonable control, including but not limited to labor disputes, acts of God, laws, regulations, orders, proclamations, or requests of any governmental authority, inability to obtain and maintain on reasonable terms required surface access, permits, licenses, or other authorizations.

          (b)     Grantor shall provide, or cause Yanacocha and/or Chaupiloma to provide, to Grantee reports of all activities conducted to satisfy the Work Commitment, together with all data and an accounting of the Exploration Expenditures, once a year prior to an annual technical review meeting (the timing of which is to be mutually agreed upon by Grantee, Yanacocha and/or Chaupiloma).

          (c)     "Exploration Expenditures" means all expenses incurred toward ascertaining the existence, location, quantity, quality, or commercial value of mineral deposits in, under, upon or which may be produced from the Royalty Property computed in accordance with generally accepted accounting principles consistently applied, including, without limiting the generality of the foregoing, the following: (i) actual salaries, benefit and fringe costs and wages whether or not required by law of employees or contractors assigned to and actually performing exploration and related activities within or benefiting the Royalty Property (employees and contractors may include geologists, geophysicists, engineers, surveyors, engineering assistants, technicians, draftsmen, engineering clerks and other personnel performing technical services connected with such exploration); (ii) monies expended associated with aerial flights; (iii) monies expended associated with drilling, site preparation and road construction; (iv) monies expended for the use of machinery, vehicles, equipment and supplies required for exploration; provided, however, if Yanacocha or Chaupiloma uses equipment owned by it, charges shall be no greater than on terms available for third parties in the vicinity of the Royalty Property; (v) monies expended for reasonable travel expenses and transportation of employees and contractors, materials, equipment and supplies necessary for the conduct of exploration; (vi) any other payments to contractors for work on exploration; (vii) monies expended for metallurgical and engineering work; geophysical, geochemical and geological surveys and assays and other costs incurred to determine the quality and quantity of minerals within the properties; (viii) monies expended to obtain permits, rights-of-ways and other similar rights as may be required or necessary in connection with exploration regarding the Royalty Property; (ix) monies expended in preparation and acquisition of environmental permits necessary to commence, carry out or complete exploration, and otherwise spent on or accrued for activities required for environmental compliance; (x) monies expended in performing pre-feasibility and feasibility studies to evaluate the economic feasibility of mining on the Royalty Property, including expenditures for metallurgical test work, preliminary design work and hydrology studies; (xi) monies expended for taxes levied against the Royalty Property and the cost of any insurance premiums, performance bonds or other forms of sureties required by the terms of this Grant or any law; (xii) monies expended in order to maintain the validity of the Royalty Property, including the payment of all government fees; and (xiii) a management fee, in lieu of administrative costs, equal to 5% of all other Exploration Expenditures.

2.          Development of Royalty Properties. Except as provided in this Grant, Grantor has and shall have no obligation to explore or develop the Royalty Properties, and Grantor shall have sole discretion to determine the extent of its work, if any, on the Royalty Properties and the time or times for beginning, continuing or resuming any such work.

3.          Commingled Ore. Grantor is entitled to commingle ore from the Royalty Properties with ore from other properties, either before or after concentration or beneficiation, so long as the data needed to determine the weight and assay, both of the ore removed from the Royalty Properties and of other ores to be commingled, are obtained by Grantor. Grantor shall use such weight and assay data to allocate the royalties from the commingled ore between the Royalty Properties and other properties from which the other commingled ore was removed. Grantor shall perform such weight, assay and allocation calculations in a manner recognized by the mining industry as practical and sufficient.

4.          Records and Audits. Grantor's records of all mining and milling operations on the Royalty Properties, and its records with respect to commingling of production from the Royalty Properties, shall be available for Grantee's or its authorized agents' inspection and/or audit upon reasonable advance notice and during normal business hours, but no more frequently than once each quarter. If any such audit or inspection reveals that Royalty payments for any calendar year (after giving effect to year-end adjustments described in the first sentence of Section 1(b) above) are underpaid by more than five percent, Grantor shall reimburse Grantee for its reasonable costs incurred in such audit or inspection. Grantee shall be entitled to enter the mine workings and structures on the Royalty Properties at reasonable times upon reasonable advance notice for inspection thereof, but Grantee shall so enter at its own risk and shall indemnify and hold Grantor and its affiliates harmless against and from any and all loss, costs, damage, liability and expense (including but not limited to reasonable attorneys' fees and costs) by reason of injury to Grantee or its agents or representatives (including death) or damage to or destruction of any property of Grantee or its agents or representatives while on the Royalty Properties on or in such mine workings and structures, unless such injury, damage, or destruction is a result of the sole negligence of Grantor.

5.          Right of First Refusal. Except as otherwise provided in this section, if Grantee intends to transfer, directly or indirectly, by means of a bona fide sale all or any part of its interest in respect of the Solitario Royalty, Grantor shall have a right of first refusal as provided in this section.

          (a)     If Grantee intends to transfer, directly or indirectly, by means of a bona fide sale all or any part of its interest in respect of the Solitario Royalty, Grantee shall promptly notify Grantor of its intentions. The notice shall state the price and all other pertinent terms and conditions of the intended transfer, and shall be accompanied by a copy of the offer or contract for sale. If the consideration for the intended transfer is, in whole or in part, other than monetary, the notice shall describe such consideration and its monetary fair market value (which shall not be binding on Grantor). Grantor shall have thirty (30) days from the date such notice is delivered to notify Grantee whether it elects to acquire the offered interest at the same price (or its monetary equivalent) and on the same terms and conditions as set forth in the notice. If Grantor does so elect, the transfer shall be consummated promptly, but in no event more than thirty (30) days, after notice of such election is delivered to Grantee.

          (b)     If Grantor fails to so elect within the period provided for in Section 6(a), Grantee shall have 90 days following the expiration of such period to consummate the transfer to a third party at a price and on terms no less favorable to Grantee than those set forth in the notice required in Section 6(a).

          (c)     If Grantee fails to consummate the transfer to a third party within the period set forth in Section 6(b), the right of first refusal of Grantor in such offered interest shall be deemed to be reinstated. Any subsequent proposal to transfer such interest shall be conducted in accordance with all of the procedures set forth in this Section 6.

6.          Exceptions to Right of First Refusal. Section 6 shall not apply to:

          (a)     the transfer by Grantee of all or any part of its interest to an "Affiliate" (as defined below);

          (b)     incorporation of Grantee, or corporate consolidation or reorganization of Grantee by which the surviving entity shall possess substantially all of the stock or all of the property rights and interests, and be subject to substantially all of the liabilities and obligations of Grantee;

          (c)     corporate merger or amalgamation involving Grantee by which the surviving entity or amalgamated company shall possess all of the stock or all of the property rights and interests, and be subject to substantially all of the liabilities and obligations of Grantee; provided, however, that the value of the merging or amalgamating Grantee's interest in the assets of the surviving entity or amalgamated company, evidenced by its initial contribution and all subsequent contributions under approved programs and budgets, does not exceed 50% of the surviving entity's or amalgamated company's Net Worth (as defined below);

          (d)     the transfer of control of Grantee by its Affiliate to another Affiliate;

          (e)     the creation of a legal encumbrance by an Affiliate of Grantee affecting such Affiliate's control of Grantee;

          (f)     a transfer of Grantee by its Affiliate to a third party, provided Grantee's interest in the assets of the transferee, as evidenced by its initial contribution and all subsequent contributions under approved programs and budgets, does not exceed 50% of the Net Worth of the transferring Affiliate, or does not exceed 50% of the Net Worth of Grantee.

          For purposes hereof, the term "Net Worth" shall mean the remainder after total liabilities are deducted from total assets. In the case of a corporation, Net Worth includes both capital stock and surplus. In the case of a limited liability company, Net Worth includes member contributions. In the case of a partnership or sole proprietorship, Net Worth includes the original investment plus accumulated and reinvested profits.

          For purposes hereof, the term "Affiliate" shall mean any natural person or entity, whether incorporated or unincorporated, controlling, controlled by, or under common control with Grantee, with "control" for such purposes meaning the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through direct or indirect ownership of at least twenty-five percent of the voting securities, voting interests, or other equity interest of such entity, by contract or otherwise.

7.          Assignment and Transfer by Grantor. Grantor is entitled to assign or transfer its obligations in respect of the Royalty as it relates to any of the Royalty Properties, to any person or entity without the consent of Grantee, in connection with any transfer of such Royalty Properties to such person or entity, provided that such person or entity assumes the obligations of Grantor under the Grant as they relate to the Royalty Properties transferred. Any such assignment shall relieve and discharge Grantor of its obligations in respect of the Royalty obligations so assigned and assumed.

8.          New Resources or Reserves. If Grantor establishes a mineral resource or mineral reserve on any of the Royalty Properties, Grantor shall provide to Grantee the amount of such resource or reserve as soon as practicable after Grantor makes a public declaration with respect to the establishment thereof.

9.          Relinquishment of Royalty Properties. If Grantor surrenders or relinquishes any of the Royalty Properties, but reacquires any such properties within a period of three years after the effective date of relinquishment or abandonment, such reacquired properties shall be included in the Royalty Properties from and after the date of such reacquisition.

10.          San Pablo 20 and 21. Notwithstanding the listing of the San Pablo 20 and 21 concessions on Exhibits A and B, such concessions (i) shall constitute Royalty Properties only from and after the registration in the Peruvian public registry of the conveyance thereof to Grantor, and (ii) shall constitute Yanacocha Royalty Property only from and after the conveyance thereof by Grantor to Yanacocha, duly registered in the Peruvian public registry.

11.          Confidentiality. Except for recording this Grant, each Party and its directors, officers, employees, consultants, agents, accountants, legal counsel, and financing sources (herein "Representatives") and the Representatives of each Party's Affiliates shall not, without the prior written consent of the other party, which shall not be unreasonably delayed or withheld, knowingly disclose to any third party data or information obtained pursuant to this Grant which is not generally available to the public; provided, however, either Party may disclose data or information without the other Party's consent: (a) if required for compliance with laws, rules, regulations, or orders of a governmental agency or stock exchange; (b) to any of the Parties' Representatives; (c) to any third party to whom a Party, in good faith, anticipates selling or assigning its interest in the Grant; (d) to a prospective lender, provided that such lender first signs a confidentiality agreement with the Party; or (e) to a third party to which a Party or its parent contemplates a transfer to, or a merger, amalgamation or other corporate reorganization with, provided however, that any such third party to whom disclosure is made has a legitimate business need to know the disclosed information and first agrees in writing to protect the confidential nature of such information to the same extent as the Parties under this section.

12.          Waivers. No action taken pursuant to this Grant, including any investigation by or on behalf of Grantor or Grantee, shall be deemed to constitute a waiver by the party taking the action of compliance with any representation, warranty, covenant or agreement herein. The waiver by any party hereto of any condition or of a breach of another provision of this Grant shall not operate or be construed as a waiver of any other condition or subsequent breach.

13.          Amendments. This Grant may not be modified orally, but only by written agreement executed by Grantor and Grantee.

14.          Binding Effect; Benefits. This Grant shall inure to the benefit of and shall be binding upon the Parties hereto and their respective heirs, legal representatives, successors, and permitted assigns.

15.          Governing Law. The validity, performance, and enforcement of this Grant, unless expressly provided herein to the contrary, shall be governed by the laws of Peru, without giving effect to the principles of conflicts of law of such country.

16.          English Language Controls. This Grant is executed in the English language, and the English language shall control in all interpretation thereof.

17.          Attorneys' Fees. In the event of any litigation between Grantor and Grantee with respect to this Grant, the party prevailing in such litigation shall be entitled to an award of its reasonable attorneys' fees and costs and expenses of litigation.

          The Parties have executed this Grant as of the date first written above.

Minera Los Tapados S.A.

By: /s/ Merritt Stephen Enders
Name: Merritt Stephen Enders
Title: Authorized Representative

Solitario Resources Corp.

By: /s/ Christopher E. Herald
Name: Christopher E. Herald
Title: President and CEO

Exhibit A
Royalty Properties
# 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 59 60 61 62 63 64 65 66 67 68 69

Code
010148493
010148593
010148693
010148793
010148893
010148993
010149093
010149193
010149293
010149393
010149493
010149593
010149693
010149793
010149893
010149993
010150993
010151093
010151293
010151393
010151493
010151593
010151693
010166493
010166593
010166693
010166793
010166893
010166993
010167093
010167193
010167293
010167393
010167493
010167593
010085700
010085900
010167893
010167993
010168093
010168193
010168293
010168393
010168493
010168593
010168693
010168793
010168893
010168993
010169093
010169193
010169293
010169393
010169493
010178393
010178493
010178593
010178693
010264193
010082994
010083094
010083194
010083294
010083394
010083494
010083594
010083694
010306595
010306495

            Name
Anna Gabrielle Uno
Anna Gabrielle Dos
Anna Gabrielle Tres
Anna Gabrielle Cuatro
Anna Gabrielle Cinco
Anna Gabrielle Seis
Anna Gabrielle Siete
Anna Gabrielle Ocho
Anna Gabrielle Nueve
Anna Gabrielle Diez
Anna Gabrielle Once
Anna Gabrielle Doce
Anna Gabrielle Trece
Anna Gabrielle Catorce
Anna Gabrielle Quince
Anna Gabrielle Dieciseis
Anna Gabrielle Veintiuno
Anna Gabrielle Veintidos
Anna Gabrielle Veinticuatro
Anna Gabrielle Veinticinco
Anna Gabrielle Veintiseis
Anna Gabrielle Veintisiete
Anna Gabrielle Veintiocho
Anna Gabrielle Treintaiseis
Anna Gabrielle Treintaisiete
Anna Gabrielle Treintaiocho
Anna Gabrielle Treintainueve
Anna Gabrielle Cuarenta
Anna Gabrielle Cuarentaiuno
Anna Gabrielle Cuarentaidos
Anna Gabrielle Cuarentaitres
Anna Gabriella Cuarentaicuatro
Anna Gabrielle Cuarentaicinco
Anna Gabrielle Cuarentaiseis
Anna Gabrielle Cuarentaisiete
San Pablo 20
San Pablo 21
Anna Gabrielle Cincuenta
Anna Gabrielle Cincuentaiuno
Anna Gabrielle Cincuentaidos
Anna Gabrielle Cincuentaitres
Anna Gabrielle Cincuentaicuatro
Anna Gabrielle Cincuentaicinco
Anna Gabrielle Cincuentaiseis
Anna Gabrielle Cincuentaisiete
Anna Gabrielle Cincuentaiocho
Anna Gabrielle Cincuentainueve
Anna Gabrielle Sesenta
Anna Gabrielle Sesentaiuno
Anna Gabrielle Sesentaidos
Anna Gabrielle Sesentaitres
Anna Gabrielle Sesentaicuatro
Anna Gabrielle Sesentaicinco
Anna Gabrielle Sesentaiseis
Anna Gabrielle Sesentaisiete
Anna Gabrielle Sesentaiocho
Anna Gabrielle Sesentainueve
Anna Gabrielle Setenta
Anna Gabrielle Setenta Y Ocho
Anna Gabrielle Ochentaicuatro
Anna Gabrielle Ochentaicinco
Anna Gabrielle Ochentaiseis
Anna Gabrielle Ochentaisiete
Anna Gabrielle Ochentaiocho
Anna Gabrielle Ochentainueve
Anna Gabrielle Noventa
Anna Gabrielle Noventaiuno
Anna Gabrielle Noventaisiete
Anna Gabrielle Noventaiocho

   Registry number
As 001 Ficha 14140
As 001 Ficha 013402
As 001 Ficha 012126
As 001 Ficha 012127
As 001 Ficha 012315
As 001 Ficha 010182
As 001 Ficha 009482
As 001 Ficha 010181
As 001 Ficha 009483
As 001 Ficha 013280
As 002 Ficha 14291
As 001 Ficha 014293
As 001 Ficha 012249
As 001 Ficha 013466
As 001 Ficha 013467
As 001 Ficha 009471
As 001 Ficha 011354
As 001 Ficha 013250
As 001 Ficha 013403
As 001 Ficha 014294
As 001 Ficha 015228
As 001 Ficha 011321
As 001 Ficha 015002
As 001 Ficha 013404
As 001 Ficha 009485
As 001 Ficha 013278
As 001 Ficha 009486
As 001 Ficha 010437
As 001 Ficha 010359
As 001 Ficha 010358
As 001 Ficha 014295
As 001 Ficha 015022
As 001 Ficha 010179
As 001 Ficha 011283
As 001 Ficha 010185
Registration pending
Registration pending
As 001 Ficha 013068
As 001 Ficha 010226
As 001 Ficha 013405
As 001 Ficha 013406
As 001 Ficha 013407
As 001 Ficha 9487
As 001 Ficha 9448
As 001 Ficha 13408
As 001 Ficha 15102
As 001 Ficha 13277
As 001 Ficha 13281
As 001 Ficha 10184
As 001 Ficha 10186
As 001 Ficha 011030
As 001 Ficha 009478
As 001 Ficha 011424
As 001 Ficha 015420
As 001 Ficha 009477
As 001 Ficha 014347
As 001 Ficha 009476
As 001 Ficha 009450
As 001 Ficha 012128
As 001 Ficha 015173
As 001 Ficha 013409
As 001 Ficha 013253
As 001 Ficha 013251
As 002 Ficha 010020
As 001 Ficha 013252
As 001 Ficha 012316
As 001 Ficha 009488
As 001 Ficha 013283
As 001 Ficha 013282

Exhibit B
Yanacocha Royalty Properties

# 28 29 30 31 32 33 34 35 36 37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 65

Code
010166893
010166993
010167093
010167193
010167293
010167393
010167493
010167593
010085700
010085900
010167893
010167993
010168093
010168193
010168293
010168393
010168493
010168593
010168693
010168793
010168893
010168993
010169093
010169193
010169293
010169393
010169493
010083494

           Name
Anna Gabrielle Cuarenta
Anna Gabrielle Cuarentaiuno
Anna Gabrielle Cuarentaidos
Anna Gabrielle Cuarentaitres
Anna Gabriella Cuarentaicuatro
Anna Gabrielle Cuarentaicinco
Anna Gabrielle Cuarentaiseis
Anna Gabrielle Cuarentaisiete
San Pablo 20
San Pablo 21
Anna Gabrielle Cincuenta
Anna Gabrielle Cincuentaiuno
Anna Gabrielle Cincuentaidos
Anna Gabrielle Cincuentaitres
Anna Gabrielle Cincuentaicuatro
Anna Gabrielle Cincuentaicinco
Anna Gabrielle Cincuentaiseis
Anna Gabrielle Cincuentaisiete
Anna Gabrielle Cincuentaiocho
Anna Gabrielle Cincuentainueve
Anna Gabrielle Sesenta
Anna Gabrielle Sesentaiuno
Anna Gabrielle Sesentaidos
Anna Gabrielle Sesentaitres
Anna Gabrielle Sesentaicuatro
Anna Gabrielle Sesentaicinco
Anna Gabrielle Sesentaiseis
Anna Gabrielle Ochentainueve

   Registry number
As 001 Ficha 010437
As 001 Ficha 010359
As 001 Ficha 010358
As 001 Ficha 014295
As 001 Ficha 015022
As 001 Ficha 010179
As 001 Ficha 011283
As 001 Ficha 010185
Registration pending
Registration pending
As 001 Ficha 013068
As 001 Ficha 010226
As 001 Ficha 013405
As 001 Ficha 013406
As 001 Ficha 013407
As 001 Ficha 9487
As 001 Ficha 9448
As 001 Ficha 13408
As 001 Ficha 15102
As 001 Ficha 13277
As 001 Ficha 13281
As 001 Ficha 10184
As 001 Ficha 10186
As 001 Ficha 011030
As 001 Ficha 009478
As 001 Ficha 011424
As 001 Ficha 015420
As 001 Ficha 013252

Exhibit C

Chaupiloma Royalty Properties

# 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 55 56 57 58 59 60 61 62 63 64 66 67 68 69

Code
010148493
010148593
010148693
010148793
010148893
010148993
010149093
010149193
010149293
010149393
010149493
010149593
010149693
010149793
010149893
010149993
010150993
010151093
010151293
010151393
010151493
010151593
010151693
010166493
010166593
010166693
010166793
010178393
010178493
010178593
010178693
010264193
010082994
010083094
010083194
010083294
010083394
010083594
010083694
010306595
010306495

              Name
Anna Gabrielle Uno
Anna Gabrielle Dos
Anna Gabrielle Tres
Anna Gabrielle Cuatro
Anna Gabrielle Cinco
Anna Gabrielle Seis
Anna Gabrielle Siete
Anna Gabrielle Ocho
Anna Gabrielle Nueve
Anna Gabrielle Diez
Anna Gabrielle Once
Anna Gabrielle Doce
Anna Gabrielle Trece
Anna Gabrielle Catorce
Anna Gabrielle Quince
Anna Gabrielle Dieciseis
Anna Gabrielle Veintiuno
Anna Gabrielle Veintidos
Anna Gabrielle Veinticuatro
Anna Gabrielle Veinticinco
Anna Gabrielle Veintiseis
Anna Gabrielle Veintisiete
Anna Gabrielle Veintiocho
Anna Gabrielle Treintaiseis
Anna Gabrielle Treintaisiete
Anna Gabrielle Treintaiocho
Anna Gabrielle Treintainueve
Anna Gabrielle Sesentaisiete
Anna Gabrielle Sesentaiocho
Anna Gabrielle Sesentainueve
Anna Gabrielle Setenta
Anna Gabrielle Setenta Y Ocho
Anna Gabrielle Ochentaicuatro
Anna Gabrielle Ochentaicinco
Anna Gabrielle Ochentaiseis
Anna Gabrielle Ochentaisiete
Anna Gabrielle Ochentaiocho
Anna Gabrielle Noventa
Anna Gabrielle Noventaiuno
Anna Gabrielle Noventaisiete
Anna Gabrielle Noventaiocho

   Registry number
As 001 Ficha 14140
As 001 Ficha 013402
As 001 Ficha 012126
As 001 Ficha 012127
As 001 Ficha 012315
As 001 Ficha 010182
As 001 Ficha 009482
As 001 Ficha 010181
As 001 Ficha 009483
As 001 Ficha 013280
As 002 Ficha 14291
As 001 Ficha 014293
As 001 Ficha 012249
As 001 Ficha 013466
As 001 Ficha 013467
As 001 Ficha 009471
As 001 Ficha 011354
As 001 Ficha 013250
As 001 Ficha 013403
As 001 Ficha 014294
As 001 Ficha 015228
As 001 Ficha 011321
As 001 Ficha 015002
As 001 Ficha 013404
As 001 Ficha 009485
As 001 Ficha 013278
As 001 Ficha 009486
As 001 Ficha 009477
As 001 Ficha 014347
As 001 Ficha 009476
As 001 Ficha 009450
As 001 Ficha 012128
As 001 Ficha 015173
As 001 Ficha 013409
As 001 Ficha 013253
As 001 Ficha 013251
As 002 Ficha 010020
As 001 Ficha 012316
As 001 Ficha 009488
As 001 Ficha 013283
As 001 Ficha 013282